RESERVE LIQUID PERFORMANCE MONEY MARKET FUND

OF THE RESERVE FUND

Supplement dated December 27, 2006

to Prospectus and Statement of Additional Information

The following disclosure updates the current Prospectus and Statement of Additional Information for the Reserve Liquid Performance Money Market Fund of The Reserve Fund.

Liquidity Assets Limited, a company organized under the laws of the Cayman Islands (the “Investor”), owned 99% of Reserve Liquid Performance Money Market Fund (the “Fund”) as of December 18, 2007. The Investor is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. So long as its ownership interest in the Fund remains at more than 50%, the Investor would be able to control the outcome of any matter submitted to shareholders of the Fund on which shareholders vote separately from other investment series of The Reserve Fund. The Investor also would be able to call a special meeting of Fund shareholders and cause a change to the Fund’s investment objective or fundamental investment restrictions.

The Audit Committee has selected Ernst & Young LLP (“Ernst & Young”), located at 5 Times Square, New York, New York, to serve as the independent registered public accounting firm for the Fund. Ernst & Young will audit the Fund’s financial statements for the fiscal year ended November 30, 2007.